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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

    We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated January 26, 1996, relating to the financial statements of Editworks Acquisition LLC, which appears in such Prospectus. We also consent to the references to us under the headings "Experts".

                    By        /s/ GIFFORD, HILLEGASS & INGWERSEN, P.C.
                            -------------------------------------------
                                Gifford, Hillegass & Ingwersen, P.C.
                                          Atlanta, Georgia

October 1, 1996